Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Form 10-KSB of Premier Commercial Bancorp (the “Company”);  for the period ended December 31, 2006, I, Viktor R. Uehlinger, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             This Form 10-KSB for the period ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in this Form 10-KSB for the period ended December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 30, 2007

By:	/s/ Viktor R. Uehlinger
Viktor R. Uehlinger
Executive Vice President and Chief Financial Officer